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                                 HOME WEB, INC.
                            LIST OF NEW SHAREHOLDERS
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
Jolene Fuller              1,625,000                        Chad Burback      1,600,000
Fred Fuller                1,500,000                        William Graham    1,500,000
Terri Veillet              1,625.000                        Dan Cummings      1,500,000
Lyle Veillet               1,500.000                        Don Dyer          1,500,000
Tina Morin                 1,625,000                        Owen Anderson     1,500,000
Real Morin                 1,500,000                        Sandra Montour    1,500,000
Shane Branconnier          1,625,000                        Wayne Hanson      1,500,000
Josie Branconnier          1,500,000                        Robert Jackman    1,500,000
Roland Wallenius           1,600,000                        Intek, Ltd        1,000,000
Dean Branconnier           1,600,000

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